Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Presidio, Inc. (the “Company”) for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert Cagnazzi, Chief Executive Officer and Director of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 6, 2018                        /s/ Robert Cagnazzi
                        Robert Cagnazzi
Chief Executive Officer and Director
(Principal Executive Officer)